PROMISSORY NOTE

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$200,000.00	03-01-2018	03-01-2023		01E1		3PN	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: Genesys Industries, Inc.
1914 24th Ave E
Palmetto, FL 34221

Lender: HANCOCK BANK, a trade name of Whitney Bank
BRADENTON MAIN BUS BNKG
4770 STATE RD 64 E
BRADENTON, FL 34208

Principal Amount: $200,000.00 **Date of Note: March 1, 2018**

PROMISE TO PAY. Genesys Industries, Inc. ("Borrower") promises to pay to HANCOCK BANK, a trade name of Whitney Bank ("Lender"), or order, in lawful money of the United States of America, the principal amount of Two Hundred Thousand & 00/100 Dollars ($200,000.00), together with interest on the unpaid principal balance from March 1, 2018, calculated as described in the "INTEREST CALCULATION METHOD" paragraph using an interest rate of 4.090% per annum based on a year of 360 days, until paid in full. The interest rate may change under the terms and conditions of the "INTEREST AFTER DEFAULT" section.

PAYMENT. Borrower will pay this loan in 59 regular payments of $1,494.59 each and one irregular last payment estimated at $148,062.63. Borrower's first payment is due April 1, 2018, and all subsequent payments are due on the same day of each month after that. Borrower's final payment will be due on March 1, 2023, and will be for all principal and all accrued interest not yet paid. Payments include principal and interest. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; then to any late charges; and then to any unpaid collection costs. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

INTEREST CALCULATION METHOD. Interest on this Note is computed on a 365/360 basis; that is, by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. All interest payable under this Note is computed using this method. This calculation method results in a higher effective interest rate than the numeric interest rate stated in this Note.

PREPAYMENT PENALTY. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. **Upon prepayment of this Note, Lender is entitled to the following prepayment penalty: The Borrower may not prepay the unpaid principal balance of this loan during the first two (2) years of its term unless the Borrower concurrently pays a prepayment penalty to the Lender. Upon the Borrower's prepayment of the loan in full (i) within one (1) year of the Date of Note, the prepayment penalty will equal two percent (2%) of the unpaid principal balance; (ii) within two (2) years of the Date of Note, the prepayment penalty will equal one percent (1%) of the unpaid principal balance. Except for the foregoing, Borrower may pay all or a portion of the amount owed earlier than it is due.** Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, early payments will reduce the principal balance due and may result in Borrower's making fewer payments. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. **All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: HANCOCK BANK, a trade name of Whitney Bank, LENDING SERVICES, P. O. BOX 211269 MONTGOMERY, AL 36121.**

LATE CHARGE. If a payment is 15 days or more late, Borrower will be charged **5.000% of the unpaid portion of the regularly scheduled payment.**

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, the total sum due under this Note will continue to accrue interest at the interest rate under this Note.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

Payment Default. Borrower fails to make any payment when due under this Note.

Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

Default in Favor of Third Parties. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the related documents.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note.

Change In Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

Insecurity. Lender in good faith believes itself insecure.

Cure Provisions. If any default, other than a default in payment, is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured if Borrower, after Lender sends written notice to Borrower demanding cure of such default: (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance under this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

COLLATERAL. Borrower acknowledges this Note is secured by the collateral referenced in the separate security document(s).

ATTORNEYS' FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender the amount of these costs and expenses, which includes, subject to any limits under applicable law, Lender's reasonable attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including reasonable attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

GOVERNING LAW. This Note will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Florida without regard to its conflicts of law provisions. This Note has been accepted by Lender in the State of Florida.

CHOICE OF VENUE. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of MANATEE County, State of Florida.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether

checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts.

CURE PROVISIONS. THIS PARAGRAPH IS INTENDED TO SUBSTITUTE AND REPLACE THE PREVIOUS PARAGRAPH ENTITLED "Cure Provisions" THAT APPEARS ABOVE IN THIS DOCUMENT. If any default, other than a default in payment is curable, it may be cured if Borrower, after Lender sends written notice to Borrower demanding cure of such default, cures the default within fifteen (15) days.

FINANCIAL STATEMENTS. Borrower agrees to provide to the Lender upon request, but in any event on at least an annual basis, true and correct current financial statements in form and substance satisfactory to the Lender. The financial statements shall include, among other things, detailed information regarding (i) any entities, such as corporations, partnerships, or limited liability companies of which the Borrower is the majority owner and (ii) any entities of which the Borrower is not the majority owner, but for which Borrower is directly or contingently liable on debts or obligations of any kind incurred by those entities. All financial statements or records submitted to Lender via electronic means, including, without limitation by facsimile, open internet communications or other telephonic or electronic methods, including, without limitation, documents in Tagged Image Format Files ("TIFF") or Portable Document Format ("PDF") shall be treated as originals, fully binding and with full legal force and effect and the parties waive any rights they may have to object to such treatment. The Lender may rely on all such records in good faith as complete and accurate records produced or maintained by or on behalf of the party submitting such records.

ADDITIONAL COLLATERAL. To the extent permitted by law, as further collateral security for the repayment of this Note or Credit Agreement and all renewals and extensions, as well as to secure any and all other loans, notes, indebtedness and obligations, in principal, interest, fees, costs, expenses and attorneys' fees, and for the payment and performance of all agreements with respect to any swap, forward, future, or derivative transaction or option or similar agreement involving, or settled by reference to, one or more interest rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value, that Borrower (or any of them) may now and in the future owe to Lender or incur in Lender's favor, whether direct or indirect, absolute or contingent, due or to become due, of any nature and kind whatsoever (with the exception of any indebtedness under a consumer credit card account), Borrower is granting Lender a continuing security interest in, all property of Borrower of every nature or kind whatsoever (with the exception of IRA, pension, and other tax-deferred accounts) owned by Borrower or in which Borrower has an interest that is now or hereafter on deposit with, in the possession of, under the control of or held by Lender in definitive form, book entry form or in safekeeping, custodian accounts, securities accounts, including instruments, negotiable instruments, certificates of deposit, commercial paper, stocks, bonds, treasury bills and other securities, investment property, financial assets, security entitlements, documents, documents of title, payment intangibles, goods, chattel paper, and any general intangibles not previously listed, and Borrower hereby grants to Lender a right of set-off and/or compensation with respect to all such property. Borrower further hereby releases Lender from any obligation to take any steps to collect any proceeds of or preserve any of Borrower's rights, including, without limitation, rights against prior parties, in the collateral in which Lender possesses a security interest, and Lender's only duty with respect to such collateral shall be solely to use reasonable care in the physical preservation of the collateral which is in the actual possession of Lender. Collateral securing other loans with Lender may also secure this Note or Credit Agreement as a result of cross-collateralization.

APPRAISAL/INSPECTION. Lender may require at any time a new appraisal, including an internal inspection, at Lender's option, of any real estate or other property that secures the Note. Borrower agrees to reimburse Lender, within ten (10) days of receipt of any invoice therefor, for any costs in connection with any such appraisal or internal inspection.

WAIVER OF JURY TRIAL. Borrower and Lender knowingly, voluntarily and irrevocably waive, to the fullest extent permitted by applicable law, any and all rights either may have to trial by jury in any legal proceeding based on, arising out of, or in any way related to: this Agreement, the obligations, any notes, loan agreements, or any other loan document or agreement executed or contemplated to be executed in connection with any of the obligations; or any of the transactions contemplated hereby or thereby. This jury waiver also applies to any claim, counterclaim, cause of action or demand arising from or related to (i) any course of conduct, course of dealing, or relationship of Borrower, any obligor, or any other person with Lender or any employee, officer, director or assignee of Lender in connection with the obligations; or (ii) any statement (whether verbal or written) or actions of any person by or on behalf of Lender to Borrower, any obligor, or any other person in connection with the obligations, regardless of whether such cause of action or demand arises by contract, tort or otherwise. Borrower hereby acknowledges that this waiver of jury trial is a material inducement to the Lender in extending credit to the Borrower, that the Lender would not have extended such credit without this jury trial waiver, and that Borrower has been represented by an attorney or has had an opportunity to consult with an attorney in connection with this jury trial waiver and understands the legal effect of this waiver. Borrower further certifies that no person has represented to it, expressly or otherwise, that Lender or any other person would not, in the event of a legal proceeding, seek to enforce the foregoing waiver.

ADDITIONAL INFORMATION REGARDING LENDER. Hancock Bank is the trade name used by Whitney Bank, a Mississippi chartered banking corporation, in providing banking products and services through its locations in Mississippi, Alabama, and Florida. All obligations hereunder are due and payable to Whitney Bank.

OUT OF STATE CLOSING. Notwithstanding anything herein to the contrary, Borrower has executed and delivered this Promissory Note and other related documents to Lender in the State of Missouri.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

GENERAL PROVISIONS. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Borrower does not agree or intend to pay, and Lender does not agree or intend to contract for, charge, collect, take, reserve or receive (collectively referred to herein as "charge or collect"), any amount in the nature of interest or in the nature of a fee for this loan, which would in any way or event (including demand, prepayment, or acceleration) cause Lender to charge or collect more for this loan than the maximum Lender would be permitted to charge or collect by federal law or the law of the State of Florida (as applicable). Any such excess interest or unauthorized fee shall, instead of anything stated to the contrary, be applied first to reduce the principal balance of this loan, and when the principal has been paid in full, be refunded to Borrower. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER:

GENESYS INDUSTRIES, INC.

By: ______________________________
Shefali Vibhakar, CFO/Secretary/Treasurer/Director of Genesys Industries, Inc.